UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      DECEMBER 21, 2004 (DECEMBER 21, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


            OKLAHOMA                    1-13726                 73-1395733
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 (State or other jurisdiction    (Commission File No.)         (IRS Employer
        of incorporation)                                   Identification No.)


            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA   73118
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               (Address of principal executive offices) (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

On December 21, 2004, Chesapeake Energy Corporation issued a press release announcing that its Board of Directors has declared quarterly common and preferred stock dividends. A copy of the press release is furnished as exhibit
99.1 to this Current Report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

     EXHIBIT NO.             DOCUMENT DESCRIPTION
     -----------             --------------------

         99.1           Press Release of December 21, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHESAPEAKE ENERGY CORPORATION


                                 By:     /s/ AUBREY K. MCCLENDON
                                      -----------------------------------------
                                         Aubrey K. McClendon
                                         Chairman of the Board and
                                         Chief Executive Officer

Date:         December 21, 2004

                                  EXHIBIT INDEX


     EXHIBIT NO.             DOCUMENT DESCRIPTION
     -----------             --------------------

         99.1           Press Release of December 21, 2004